October 1, 2004
                          TOUCHSTONE
                          INVESTMENTS

                           TOUCHSTONE HIGH YIELD FUND
                           TOUCHSTONE CORE BOND FUND
             TOUCHSTONE INTERMEDIATE TERM U.S. GOVERNMENT BOND FUND
                          TOUCHSTONE MONEY MARKET FUND
                  TOUCHSTONE U.S. GOVERNMENT MONEY MARKET FUND
           TOUCHSTONE INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUND

                 SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 1, 2004

On October 1, 2004, the section "Reinstatement Privilege" under the heading "Receiving Sale Proceeds" on page 39 of the prospectus was amended as follows:

REINSTATEMENT PRIVILEGE. You may, within 90 days of redemption, reinvest all or part of your sale proceeds of the High Yield Fund or Core Bond Fund by sending a written request and a check to Touchstone. If the redemption proceeds were from the sale of your Class A or Class B shares, you can reinvest into Class A shares of any Touchstone Fund at NAV. Reinvestment will be at the NAV next calculated after Touchstone receives your request. If the proceeds were from the sale of your Class C shares, you can reinvest those proceeds into Class C shares of any Touchstone Fund. If you paid a CDSC on the reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

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Effective May 24, 2004, the Touchstone Intermediate Term U.S. Government Bond
Fund merged into the Core Bond Fund and the Touchstone Intermediate Term U.S. Government Bond Fund was liquidated. Shares of the Touchstone Intermediate Term U.S. Government Bond Fund are no longer available for purchase. The investment goals, strategies and portfolio management of the Core Bond Fund have not changed as a result of the merger and are described in the Prospectus. You can obtain a copy of the Prospectus by calling 1.800.543.0407, by writing Touchstone Investments at P.O. Box 5354, Cincinnati, Ohio 45201-5354 or by visiting our website at www.touchstoneinvestments.com.

Effective May 24, 2004, Class B shares of the Core Bond Fund were exchanged for Class A shares of the Core Bond Fund and Class B shares of the Fund are no longer available for purchase.


         221 East Fourth Street o Suite 300 o Cincinnati, OH 45202-4133
                  800.638.8194 o www.touchstoneinvestments.com
        Touchstone Funds are distributed by Touchstone Securities, Inc.*
              *A registered broker-dealer and member NASD and SIPC
                 A Member of Western & Southern Financial Group